UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2022

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2022 we issued a press release announcing first quarter 2022 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Koppers Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders on May 5, 2022 (the “Annual Meeting”).   Three matters were considered and voted upon at the Annual Meeting: (1) the election of eight persons to serve on our board of directors; (2) an advisory resolution to approve executive compensation; and (3) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022.

Election of Directors:  Nominations of Leroy M. Ball, Xudong Feng, Ph.D., Traci L. Jensen, David L. Motley, Albert J. Neupaver, Louis L. Testoni, Stephen R. Tritch and Sonja M. Wilkerson to serve as directors for one-year terms expiring in 2023 were considered, and all nominees were elected.  All nominees received a majority of votes cast.  The final voting results are as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Leroy M. Ball	18,130,026	393,217	2,883	1,228,783
Xudong Feng, Ph.D.	17,955,988	567,230	2,908	1,228,783
Traci L. Jensen	18,353,188	170,038	2,900	1,228,783
David L. Motley	17,970,157	552,609	3,360	1,228,783
Albert J. Neupaver	18,127,313	395,706	3,107	1,228,783
Louis L. Testoni	18,231,012	292,124	2,990	1,228,783
Stephen R. Tritch	18,057,511	465,625	2,990	1,228,783
Sonja M. Wilkerson	18,220,198	303,116	2,812	1,228,783

Advisory Resolution to Approve Executive Compensation:  The advisory resolution approving the compensation of the named executive officers of the Company as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2022 Annual Meeting was approved.  The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
18,265,190	231,439	29,497	1,228,783

Ratification of Appointment of KPMG LLP:  The Audit Committee of the Company’s Board of Directors appointed KPMG LLP as our independent registered public accounting firm for the year 2022.  The final voting results to ratify the appointment of KPMG LLP are as follows:

For	Against	Abstain
19,691,998	51,609	11,301

There were no broker non-votes with respect to this matter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022

KOPPERS HOLDINGS INC.

By:	/s/ Jimmi Sue Smith
Jimmi Sue Smith
Chief Financial Officer